UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1193

Fidelity Magellan Fund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2005

Item 1. Reports to Stockholders

Fidelity®

Magellan®

Fund

Annual Report

March 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended March 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity Magellan Fund	3.14%	-5.30%	8.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Magellan® Fund on March 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bob Stansky, Portfolio Manager of Fidelity® Magellan® Fund

Major U.S. equity benchmarks posted modest gains for the 12 months ending March 31, 2005. Stocks soared in the final quarter of 2004 in response to falling oil prices, a clear-cut conclusion to the presidential election, and positive economic and employment reports. The late-year surge accounted for nearly all of the 2004 calendar year's positive return. But the markets reversed course in the first quarter of 2005. Oil prices hit a record high of $57 per barrel and gasoline prices did the same, as the average price of regular unleaded neared $2.11 per gallon, according to the U.S. Energy Information Administration. Inflation concerns also took a toll, and the Federal Reserve Board hiked short-term interest rates seven times during the period. Despite the turmoil, most bellwether measures of equity market performance finished the period in the black. The Standard & Poor's 500SM Index returned 6.69%, the Dow Jones Industrial AverageSM gained 3.59% and the tech-heavy NASDAQ Composite® Index returned 0.82%.

For the 12 months ending March 31, 2005, Fidelity Magellan Fund gained 3.14%, trailing the S&P 500® and the 4.26% return of the LipperSM Growth Funds Average. The fund was hurt when regulatory issues weighed down the stock prices of several financial holdings I overweighted relative to the index, including insurance giant American International Group, Citigroup and mortgage provider Fannie Mae. The weak performance of large positions in the traditional media industry, particularly Viacom and Clear Channel Communications, also detracted from returns. On the positive end, overweighting the energy sector was the biggest plus compared to the S&P 500. The sector's strong performance was driven by skyrocketing prices for oil and natural gas. Seven of the fund's top 20 contributors relative to the S&P 500 were energy stocks, led by Burlington Resources and ChevronTexaco. Stock selection in food & staples retailing also turned out well. Drugstore chain CVS was a top performer, while underweighting index component Wal-Mart paid off when the stock fell more than 15% during the past year.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period * October 1, 2004 to March 31, 2005
Actual	$ 1,000.00	$ 1,052.60	$ 3.12
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.89	$ 3.07

* Expenses are equal to the Fund's annualized expense ratio of .61%; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of March 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.1	3.7
Microsoft Corp.	3.0	3.3
Exxon Mobil Corp.	3.0	2.4
Citigroup, Inc.	2.7	3.7
American International Group, Inc.	2.7	3.7
Home Depot, Inc.	2.2	2.2
Bank of America Corp.	2.2	2.0
Viacom, Inc. Class B (non-vtg.)	2.1	2.7
Pfizer, Inc.	2.0	2.6
Tyco International Ltd.	1.9	1.7
	25.9
Top Five Market Sectors as of March 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.3	23.2
Information Technology	17.5	15.6
Consumer Discretionary	16.8	16.5
Health Care	11.4	12.0
Energy	10.7	9.8
Asset Allocation (% of fund's net assets)
As of March 31, 2005 *		As of September 30, 2004 **
	Stocks 99.6%		Stocks 98.7%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 1.3%
* Foreign investments	3.3%	** Foreign investments	3.3%

Annual Report

Investments March 31, 2005

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 16.8%
Hotels, Restaurants & Leisure - 0.8%
McDonald's Corp.	6,947,400	$ 216,342
Starwood Hotels & Resorts Worldwide, Inc. unit	3,973,827	238,549
		454,891
Household Durables - 0.3%
Centex Corp.	1,000,000	57,270
Leggett & Platt, Inc.	3,800,000	109,744
		167,014
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)(d)	526,900	18,057
eBay, Inc. (a)	4,100,000	152,766
IAC/InterActiveCorp (a)(d)	5,000,000	111,350
		282,173
Media - 8.0%
Clear Channel Communications, Inc.	15,057,854	519,044
Comcast Corp.:
Class A (a)	4,956,359	167,426
Class A (special) (a)	3,086,600	103,092
EchoStar Communications Corp. Class A	2,400,000	70,200
Gannett Co., Inc.	1,492,300	118,011
Liberty Media Corp. Class A (a)	6,000,000	62,220
Liberty Media International, Inc. Class A (a)	300,000	13,122
McGraw-Hill Companies, Inc.	666,000	58,109
News Corp.:
Class A	8,160,000	138,067
Class B (d)	10,600,000	186,666
Omnicom Group, Inc.	3,401,576	301,108
Time Warner, Inc. (a)	43,804,754	768,773
Tribune Co.	1,733,922	69,131
Univision Communications, Inc. Class A (a)	2,090,000	57,872
Viacom, Inc. Class B (non-vtg.)	34,628,537	1,206,112
Walt Disney Co.	19,501,500	560,278
XM Satellite Radio Holdings, Inc. Class A (a)(d)	4,500,000	141,750
		4,540,981
Multiline Retail - 1.0%
Federated Department Stores, Inc.	1,447,300	92,106
JCPenney Co., Inc.	1,500,000	77,880
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Kohl's Corp. (a)(d)	2,400,000	$ 123,912
Target Corp.	5,600,000	280,112
		574,010
Specialty Retail - 5.4%
AutoNation, Inc. (a)	3,080,427	58,343
Best Buy Co., Inc.	2,948,900	159,270
Home Depot, Inc.	33,145,800	1,267,495
Lowe's Companies, Inc.	16,310,000	931,138
Office Depot, Inc. (a)	3,400,000	75,412
Staples, Inc.	12,812,000	402,681
TJX Companies, Inc.	7,000,000	172,410
		3,066,749
Textiles, Apparel & Luxury Goods - 0.8%
Liz Claiborne, Inc.	4,795,600	192,447
NIKE, Inc. Class B	3,098,500	258,136
		450,583
TOTAL CONSUMER DISCRETIONARY		9,536,401
CONSUMER STAPLES - 7.9%
Beverages - 1.2%
PepsiCo, Inc.	7,024,700	372,520
The Coca-Cola Co.	7,266,100	302,778
		675,298
Food & Staples Retailing - 2.8%
CVS Corp.	12,070,986	635,175
Safeway, Inc. (a)	914,000	16,936
Wal-Mart Stores, Inc.	19,194,240	961,823
		1,613,934
Household Products - 2.0%
Colgate-Palmolive Co.	2,879,700	150,234
Kimberly-Clark Corp.	2,200,000	144,606
Procter & Gamble Co.	15,798,200	837,305
		1,132,145
Personal Products - 0.8%
Gillette Co.	9,006,200	454,633
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.1%
Altria Group, Inc.	9,505,200	$ 621,545
TOTAL CONSUMER STAPLES		4,497,555
ENERGY - 10.7%
Energy Equipment & Services - 3.4%
Baker Hughes, Inc.	8,221,000	365,752
BJ Services Co.	600,000	31,128
Cooper Cameron Corp. (a)	1,795,500	102,721
Diamond Offshore Drilling, Inc. (d)	900,000	44,910
GlobalSantaFe Corp.	600,000	22,224
Halliburton Co.	5,799,600	250,833
Nabors Industries Ltd. (a)	1,900,000	112,366
Noble Corp.	300,000	16,863
Pride International, Inc. (a)	1,500,000	37,260
Schlumberger Ltd. (NY Shares)	9,228,700	650,439
Smith International, Inc.	278,600	17,477
Transocean, Inc. (a)	3,712,563	191,048
Weatherford International Ltd. (a)	2,020,000	117,039
		1,960,060
Oil & Gas - 7.3%
Anadarko Petroleum Corp.	300,000	22,830
Apache Corp.	3,303,210	202,256
BP PLC sponsored ADR	5,068,842	316,296
Burlington Resources, Inc.	7,859,850	393,543
ChevronTexaco Corp.	12,569,100	732,904
ConocoPhillips	4,552,059	490,894
Devon Energy Corp.	543,200	25,938
EnCana Corp.	400,000	28,255
Exxon Mobil Corp.	28,722,136	1,711,839
Occidental Petroleum Corp.	3,021,400	215,033
		4,139,788
TOTAL ENERGY		6,099,848
FINANCIALS - 20.3%
Capital Markets - 3.8%
Bank of New York Co., Inc.	4,404,400	127,948
Charles Schwab Corp.	5,125,000	53,864
E*TRADE Financial Corp. (a)	5,000,000	60,000
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.	4,948,500	$ 544,286
Lehman Brothers Holdings, Inc.	1,500,000	141,240
Merrill Lynch & Co., Inc.	9,342,900	528,808
Morgan Stanley	12,665,570	725,104
		2,181,250
Commercial Banks - 5.2%
Bank of America Corp.	27,622,808	1,218,166
Synovus Financial Corp.	3,959,775	110,319
U.S. Bancorp, Delaware	4,210,674	121,352
Wachovia Corp.	11,946,094	608,176
Wells Fargo & Co.	14,561,200	870,760
		2,928,773
Consumer Finance - 1.6%
American Express Co.	13,695,100	703,517
MBNA Corp.	9,099,950	223,404
		926,921
Diversified Financial Services - 3.8%
Citigroup, Inc.	34,465,753	1,548,891
J.P. Morgan Chase & Co.	17,730,408	613,472
		2,162,363
Insurance - 4.5%
ACE Ltd.	1,000,000	41,270
AFLAC, Inc.	3,847,000	143,339
Allstate Corp.	1,600,000	86,496
American International Group, Inc.	27,672,570	1,533,337
Berkshire Hathaway, Inc. Class A (a)	557	48,459
Hartford Financial Services Group, Inc.	3,000,000	205,680
MetLife, Inc.	5,000,000	195,500
Prudential Financial, Inc.	164,600	9,448
St. Paul Travelers Companies, Inc.	6,558,817	240,905
W.R. Berkley Corp.	825,000	40,920
XL Capital Ltd. Class A	44,760	3,239
		2,548,593
Real Estate - 0.3%
Equity Office Properties Trust	2,286,400	68,889
Equity Residential (SBI)	3,343,000	107,678
		176,567
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 1.1%
Countrywide Financial Corp.	814,391	$ 26,435
Fannie Mae	8,451,900	460,206
Golden West Financial Corp., Delaware	2,200,000	133,100
		619,741
TOTAL FINANCIALS		11,544,208
HEALTH CARE - 11.4%
Biotechnology - 1.6%
Amgen, Inc. (a)	2,002,230	116,550
Biogen Idec, Inc. (a)	1,075,000	37,098
Charles River Laboratories International, Inc. (a)	954,700	44,909
Genentech, Inc. (a)	7,684,000	434,991
Genzyme Corp. - General Division (a)	1,300,000	74,412
Gilead Sciences, Inc. (a)	3,600,000	128,880
MedImmune, Inc. (a)	1,000,000	23,810
Millennium Pharmaceuticals, Inc. (a)	1,700,000	14,314
OSI Pharmaceuticals, Inc. (a)	1,000,000	41,340
		916,304
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	3,200,000	108,736
Boston Scientific Corp. (a)	3,488,500	102,178
Guidant Corp.	500,000	36,950
Medtronic, Inc.	9,200,000	468,740
St. Jude Medical, Inc. (a)	1,800,000	64,800
Thermo Electron Corp. (a)	1,471,500	37,214
Waters Corp. (a)	3,198,600	114,478
		933,096
Health Care Providers & Services - 2.0%
Cardinal Health, Inc.	8,299,336	463,103
UnitedHealth Group, Inc.	7,213,000	687,976
		1,151,079
Pharmaceuticals - 6.2%
Abbott Laboratories	9,046,500	421,748
Allergan, Inc.	250,000	17,368
Eli Lilly & Co.	600,000	31,260
Forest Laboratories, Inc. (a)	1,200,000	44,340
Johnson & Johnson	16,315,200	1,095,729
Merck & Co., Inc.	3,166,400	102,496
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	43,999,895	$ 1,155,877
Schering-Plough Corp.	5,732,700	104,049
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,500,000	77,500
Wyeth	10,728,500	452,528
		3,502,895
TOTAL HEALTH CARE		6,503,374
INDUSTRIALS - 10.7%
Aerospace & Defense - 1.5%
Honeywell International, Inc.	6,695,400	249,136
Lockheed Martin Corp.	3,100,000	189,286
Northrop Grumman Corp.	600,000	32,388
The Boeing Co.	1,250,000	73,075
United Technologies Corp.	3,100,000	315,146
		859,031
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	600,000	43,644
Building Products - 0.4%
Masco Corp.	5,665,200	196,412
Commercial Services & Supplies - 0.7%
Cendant Corp.	11,000,000	225,940
ChoicePoint, Inc. (a)	839,066	33,655
Manpower, Inc.	851,800	37,070
PHH Corp. (a)	550,000	12,029
Robert Half International, Inc.	2,124,900	57,287
		365,981
Electrical Equipment - 0.3%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Emerson Electric Co.	2,732,400	177,415
Industrial Conglomerates - 6.8%
3M Co.	5,026,240	430,699
General Electric Co.	65,115,900	2,348,079
Tyco International Ltd.	32,457,455	1,097,062
		3,875,840
Machinery - 0.9%
Caterpillar, Inc.	1,500,000	137,160
Dover Corp.	1,000,000	37,790
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Illinois Tool Works, Inc.	1,322,300	$ 118,386
Ingersoll-Rand Co. Ltd. Class A	2,868,850	228,504
Trivest 1992 Special Fund Ltd. (e)	26,600,000	266
		522,106
Road & Rail - 0.0%
CSX Corp.	500,000	20,825
TOTAL INDUSTRIALS		6,061,254
INFORMATION TECHNOLOGY - 17.5%
Communications Equipment - 3.3%
Adtran, Inc.	500,000	8,820
Alvarion Ltd. (a)	500,000	4,795
Cisco Systems, Inc. (a)	45,308,200	810,564
Comverse Technology, Inc. (a)	500,000	12,610
Juniper Networks, Inc. (a)	4,600,000	101,476
Lucent Technologies, Inc. warrants 12/10/07 (a)	1,201,054	805
Motorola, Inc.	19,200,000	287,424
QUALCOMM, Inc.	10,782,000	395,160
Research In Motion Ltd. (a)	1,162,200	89,092
Scientific-Atlanta, Inc.	200,000	5,644
Telefonaktiebolaget LM Ericsson ADR (a)(d)	5,500,000	155,100
		1,871,490
Computers & Peripherals - 3.8%
Apple Computer, Inc. (a)	5,400,000	225,018
Brocade Communications Systems, Inc. (a)	3,100,000	18,352
Dell, Inc. (a)	21,362,400	820,743
EMC Corp. (a)	19,016,900	234,288
Hewlett-Packard Co.	9,200,000	201,848
International Business Machines Corp.	6,564,600	599,873
Lexmark International, Inc. Class A (a)	600,000	47,982
		2,148,104
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. (a)	3,125,000	37,625
Jabil Circuit, Inc. (a)	1,000,000	28,520
		66,145
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.6%
Google, Inc. Class A (sub. vtg.)	1,048,000	$ 189,174
Yahoo!, Inc. (a)	20,986,600	711,446
		900,620
IT Services - 0.5%
First Data Corp.	7,150,000	281,067
Semiconductors & Semiconductor Equipment - 3.6%
Altera Corp. (a)	500,000	9,890
Analog Devices, Inc.	6,119,732	221,167
Applied Materials, Inc.	7,500,000	121,875
Broadcom Corp. Class A (a)	200,000	5,984
Freescale Semiconductor, Inc.:
Class A	3,000,000	50,850
Class B (a)	1,819,968	31,394
Intel Corp.	41,676,900	968,154
Intersil Corp. Class A	1,069,700	18,527
KLA-Tencor Corp.	4,100,000	188,641
Lam Research Corp. (a)	499,200	14,407
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,422,600	29,024
Texas Instruments, Inc. (d)	13,897,700	354,252
Xilinx, Inc.	1,700,000	49,691
		2,063,856
Software - 4.6%
Adobe Systems, Inc.	858,047	57,635
Amdocs Ltd. (a)	500,000	14,200
BEA Systems, Inc. (a)	3,150,000	25,106
FileNET Corp. (a)	550,000	12,529
Macrovision Corp. (a)	400,000	9,116
Microsoft Corp.	71,142,900	1,719,524
Oracle Corp. (a)	25,395,000	316,930
Quest Software, Inc. (a)	1,631,000	22,573
SAP AG sponsored ADR	3,900,000	156,312
Siebel Systems, Inc. (a)	4,000,000	36,520
Symantec Corp. (a)	3,500,000	74,655
VERITAS Software Corp. (a)	7,540,000	175,079
		2,620,179
TOTAL INFORMATION TECHNOLOGY		9,951,461
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 1.5%
Chemicals - 0.7%
Dow Chemical Co.	4,550,000	$ 226,818
E.I. du Pont de Nemours & Co.	2,050,000	105,042
Lyondell Chemical Co.	901,100	25,159
Praxair, Inc.	1,000,000	47,860
		404,879
Containers & Packaging - 0.0%
Packaging Corp. of America	400,000	9,716
Smurfit-Stone Container Corp. (a)	1,300,000	20,111
		29,827
Metals & Mining - 0.3%
Alcoa, Inc.	5,400,000	164,106
Paper & Forest Products - 0.5%
International Paper Co.	5,550,000	204,185
Weyerhaeuser Co.	1,000,000	68,500
		272,685
TOTAL MATERIALS		871,497
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.0%
BellSouth Corp.	9,403,100	247,207
SBC Communications, Inc.	13,577,214	321,644
Verizon Communications, Inc.	15,633,004	554,972
		1,123,823
Wireless Telecommunication Services - 0.8%
Nextel Communications, Inc. Class A (a)	9,700,000	275,674
Vodafone Group PLC sponsored ADR	7,264,500	192,945
		468,619
TOTAL TELECOMMUNICATION SERVICES		1,592,442
TOTAL COMMON STOCKS (Cost $35,051,091)		56,658,040
Money Market Funds - 1.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.73% (b)	458,728,214	$ 458,728
Fidelity Securities Lending Cash Central Fund, 2.74% (b)(c)	193,374,025	193,374
TOTAL MONEY MARKET FUNDS (Cost $652,102)		652,102
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $35,703,193)		57,310,142
NET OTHER ASSETS - (0.7)%		(418,928)
NET ASSETS - 100%		$ 56,891,214
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $266,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Trivest 1992 Special Fund Ltd.	7/2/92	$ 0
Income Tax Information

At March 31, 2005, the fund had a capital loss carryforward of approximately $3,456,976,000 of which $821,534,000, $2,372,897,000 and $262,545,000 will expire on March 31, 2010, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	March 31, 2005

Assets
Investment in securities, at value (including securities loaned of $189,609) (cost $35,703,193) - See accompanying schedule		$ 57,310,142
Receivable for investments sold		241,169
Receivable for fund shares sold		31,324
Dividends receivable		60,985
Interest receivable		964
Prepaid expenses		220
Other affiliated receivables		384
Other receivables		1,064
Total assets		57,646,252

Liabilities
Payable for fund shares redeemed	$ 529,819
Accrued management fee	20,463
Other affiliated payables	11,180
Other payables and accrued expenses	202
Collateral on securities loaned, at value	193,374
Total liabilities		755,038

Net Assets		$ 56,891,214
Net Assets consist of:
Paid in capital		$ 38,737,922
Undistributed net investment income		161,826
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,615,483)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		21,606,949
Net Assets, for 563,285 shares outstanding		$ 56,891,214
Net Asset Value, offering price and redemption price per share ($56,891,214 ÷ 563,285 shares)		$ 101.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended March 31, 2005

Investment Income
Dividends		$ 948,819
Special Dividends		220,813
Interest		8,057
Security lending		1,143
Total income		1,178,832

Expenses
Management fee Basic fee	$ 359,490
Performance adjustment	(89,422)
Transfer agent fees	117,006
Accounting and security lending fees	2,610
Independent trustees' compensation	336
Appreciation in deferred trustee compensation account	15
Custodian fees and expenses	992
Registration fees	99
Audit	450
Legal	167
Miscellaneous	700
Total expenses before reductions	392,443
Expense reductions	(4,430)	388,013
Net investment income (loss)		790,819
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,094,199
Foreign currency transactions	10
Total net realized gain (loss)		1,094,209
Change in net unrealized appreciation (depreciation) on: Investment securities		66,480
Net gain (loss)		1,160,689
Net increase (decrease) in net assets resulting from operations		$ 1,951,508

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended March 31, 2005	Year ended March 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 790,819	$ 533,299
Net realized gain (loss)	1,094,209	433,922
Change in net unrealized appreciation (depreciation)	66,480	15,349,973
Net increase (decrease) in net assets resulting from operations	1,951,508	16,317,194
Distributions to shareholders from net investment income	(772,150)	(529,813)
Share transactions Proceeds from sales of shares	4,911,554	8,286,655
Reinvestment of distributions	753,651	517,381
Cost of shares redeemed	(16,750,341)	(11,958,810)
Net increase (decrease) in net assets resulting from share transactions	(11,085,136)	(3,154,774)
Total increase (decrease) in net assets	(9,905,778)	12,632,607

Net Assets
Beginning of period	66,796,992	54,164,385
End of period (including undistributed net investment income of $161,826 and undistributed net investment income of $142,824, respectively)	$ 56,891,214	$ 66,796,992
Other Information Shares
Sold	49,445	90,730
Issued in reinvestment of distributions	7,451	5,704
Redeemed	(167,452)	(128,913)
Net increase (decrease)	(110,556)	(32,479)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended March 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 99.13	$ 76.69	$ 102.55	$ 104.50	$ 143.26
Income from Investment Operations
Net investment income (loss) C	1.26 D	.76	.69	.45	.37
Net realized and unrealized gain (loss)	1.85	22.44	(25.91)	(1.14)	(34.17)
Total from investment operations	3.11	23.20	(25.22)	(.69)	(33.80)
Distributions from net investment income	(1.24)	(.76)	(.64)	(.46)	(.27)
Distributions from net realized gain	-	-	-	(.80)	(4.69)
Total distributions	(1.24)	(.76)	(.64)	(1.26)	(4.96)
Net asset value, end of period	$ 101.00	$ 99.13	$ 76.69	$ 102.55	$ 104.50
Total Return A, B	3.14%	30.35%	(24.65)%	(.76)%	(24.22)%
Ratios to Average Net Assets E
Expenses before expense reductions	.63%	.70%	.77%	.89%	.89%
Expenses net of voluntary waivers, if any	.63%	.70%	.77%	.89%	.89%
Expenses net of all reductions	.62%	.70%	.76%	.88%	.88%
Net investment income (loss)	1.26% D	.83%	.82%	.43%	.29%
Supplemental Data
Net assets, end of period(in millions)	$ 56,891	$ 66,797	$ 54,164	$ 77,818	$ 80,190
Portfolio turnover rate	6%	13%	21%	15%	24%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.35 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been .91%.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended March 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Magellan Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The fund is currently closed to most new accounts. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 23,023,281
Unrealized depreciation	(1,563,247)
Net unrealized appreciation (depreciation)	21,460,034
Undistributed ordinary income	151,955
Capital loss carryforward	(3,456,976)

Cost for federal income tax purposes	$ 35,850,108

The tax character of distributions paid was as follows:

	March 31, 2005	March 31, 2004
Ordinary Income	$ 772,150	$ 529,813

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,413,742 and $13,900,268, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $11,425 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $436 for the period.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,261 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $1,168, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Fidelity Magellan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Magellan Fund at March 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Magellan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 10, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 308 funds advised by FMR or an affiliate. Mr. McCoy oversees 310 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each Trustee who is not an "interested person" (as defined in the 1940 Act)(Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Magellan. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002-present) and Chief Financial Officer (2002-present) of FMR Corp. Previously, Ms. Cronin served as Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Magellan Fund. Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Magellan Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Magellan Fund. Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Magellan. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Robert E. Stansky (49)
Year of Election or Appointment: 1996 Vice President of Magellan. Mr. Stansky also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Magellan. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Magellan. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Magellan. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Magellan. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Magellan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Magellan. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Magellan. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Magellan. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Magellan. Mr. Robins also serves as Deputy Treas-urer of other Fidelity funds (2005-present) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Magellan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Magellan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Magellan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

MAG-UANNPRO-0505
1.792133.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, March 31, 2005, Fidelity Magellan Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Magellan Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Magellan Fund	$322,000	$297,000
All funds in the Fidelity Group of Funds audited by PwC	$11,100,000	$10,600,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended March 31, 2005 and March 31, 2004 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A,B
Fidelity Magellan Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A,B
PwC	$0	$50,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A,B
Fidelity Magellan Fund	$4,200	$3,800
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2005A	2004A,B
PwC	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A,B
Fidelity Magellan Fund	$56,800	$56,600
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2005A	2004A,B
PwC	$450,000	$210,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) According to PwC for the fiscal year ended March 31, 2005, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2005
Fidelity Magellan Fund	0%

(g) For the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate fees billed by PwC of $3,150,000A and $2,200,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A,B
Covered Services	$500,000	$300,000
Non-Covered Services	$2,650,000	$1,900,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Magellan Fund

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	May 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	May 20, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	May 20, 2005